                        ANNUAL REPORT / OCTOBER 31, 2001

                        AIM GLOBAL AGGRESSIVE GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                             LAND BY JENNIFER WATES

  IN THIS AGE OF WORLDWIDE EXCHANGE, AN OCEAN'S DISTANCE BETWEEN CONTINENTS IS

    NO LONGER THE BARRIER TO TRADE THAT IT ONCE WAS. TODAY, THE EARTH'S MANY

   LANDS ARE LINKED THROUGH A GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE

  WORLD'S PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT, RENDERED IN VIBRANT

    COLORS AND BOLD BRUSH STROKES, PAYS TRIBUTE TO OUR WORLD AND ITS RICHES.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declined from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares because of different sales charge structure and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro-, small and mid-size companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets. A free index represents actual buyable opportunities for global investors.
o The unmanaged MSCI AC World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a maket-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made directly in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the fiscal year covered by
ROBERT H.           this report--October 31, 2000, to October 31, 2001--has
GRAHAM]             been. Even before September's terrorist attacks, the
                    slowdown in the economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P
                    500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World
                    Index declined 25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                         As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                    14.56% for the year.
                         To give you some idea of how harsh the equity
                    environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
The difficult market environment is reflected in your fund's performance for the fiscal year. For example, Class A shares of AIM Global Aggressive Growth Fund recorded a total return of -38.87% at net asset value as its small-cap and technology positions dampened performance. It is worth noting that for the previous two fiscal years, the fund had produced handsome double-digit positive returns.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

TERROR ATTACKS BRING ECONOMY, MARKETS TO A STANDSTILL

HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM DURING THE REPORTING PERIOD? The fund showed promise at the end of the reporting period as U.S. stock markets began to find new footing late in October. For that month, Class A, B and C shares all returned nearly 5%.
    But as for the complete fiscal year ended October 31, 2001, the news was not so good. This has been one of our most severe and protracted bear markets, and AIM Global Aggressive Growth Fund performance was impacted like much of the U.S. stock market. Class A shares registered a total return of -38.87%, Class B shares returned -39.19%, and Class C shares returned -39.17%. These figures are at net asset value and do not include sales charges. The fund was outperformed by its benchmark index, the MSCI AC World Index, which returned -25.16% for the same period.
    Total net assets in the fund were $1.2 billion as of October 31, 2001.

WHAT WERE THE MAJOR TRENDS IN THE U.S. STOCK MARKETS?
The September terror strikes in New York and near Washington, D.C. compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock market indexes to drop. Companies from all sectors, but especially technology and airline firms, reported declining earnings as the formerly robust economic expansion ground to a halt. Tens of thousands of employees were laid off, and the possibility of a recession loomed.
    Following the attacks, U.S. stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in 60 years, losing more than 14% of its value in just five days. However, markets recouped some of their losses in October as the Federal Reserve Board approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962.
    Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism caused markets to remain volatile as the fiscal year ended.

WHAT HAPPENED IN GLOBAL ECONOMIES OVER THE FISCAL YEAR?
Markets around the globe suffered along with the U.S. during most of the year. But in the final couple of weeks before the end of the reporting period, markets moved off previous lows. New life in the technology sector led this revival. Global markets also reacted favorably to aggressive U.S. monetary and fiscal easing of interest rates prompted by the September terror attacks.
    EUROPE - All major markets staged a rally in October, driven by previously depressed sectors like technology and media. In addition, the Bank of England lowered rates during October.
    JAPAN - The Topix index gained during October, despite news that the Bank of Japan admitted the country was facing the second recession since 1998.
    ASIA - As markets moved higher from the September lows, Asia became the best performing region in October.
    UNITED STATES - Fed rate cuts may not yet have sparked economic revival, but they demonstrate the U.S. central bank will do

FUND AT A GLANCE

                  AIM Global Aggressive Growth Fund seeks above-average capital growth by investing in small and medium-size foreign and domestic companies that have demonstrated superior earnings growth.

                  INVESTMENT STYLE: GROWTH (focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.)
                  o invests in a widely diversified portfolio of companies with earnings momentum
                  o has the flexibility to participate in both developed and emerging markets

                             (Detail of Cover Image)

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

========================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------
 1. Man Group PLC                       2.3%    1. Pharmaceuticals                  6.9%

 2. Bellsystem24, Inc.                  2.0     2. Diversified Commercial Services  5.4

 3. Grupo Dragados, S.A.                1.9     3. Construction & Engineering       4.5

 4. Dr. Reddy's Laboratories Ltd.-ADR   1.7     4. IT Consulting & Services         4.4

 5. Altran Technologies, S.A.           1.7     5. Diversified Financial Services   4.4

 6. Grupo Ferrovial, S.A.               1.6     6. Semiconductors                   4.1

 7. Coloplast A.S.-Class B              1.5     7. Health Care Supplies             3.4

 8. UCB. S.A.                           1.4     8. Application Software             3.4

 9. Synthes-Stratec Inc.                1.4     9. Apparel/Retail                   3.3

10. Nutreco Holding N.V.                1.3    10. Health Care Equipment            3.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

========================================================================================

what is necessary to spur growth. The Fed hopes the lower long rates will stimulate borrowing and reduce household mortgage costs. This would free up new disposable income for consumption.
    AIM Global Aggressive Growth Fund has decreased its exposure to the consumer discretionary and energy sectors, while increasing exposure to industrials and technology. Late in the reporting period, the technology sector was the fund's best performing sector.
    At the end of the fiscal year, the fund's U.S. holdings made up 35% of net assets. European holdings made up about 24% of the fund, Japan 7% and Latin America about 4%.

WHAT WERE SOME OF THE TOP HOLDINGS?

o Man Group of the United Kingdom hopes to find success in money management after selling its 200-year-old commodities-trading business. The firm develops alternative investment products such as hedge funds for banks. Man Group has offices in about a dozen countries.
o Grupo Dragados of Spain is a group of construction and engineering companies providing civil and industrial services, infrastructure management and transportation concessions. It builds and manages large-scale projects like oil pipelines and power facilities.
o Altran Technologies of France is a technological and engineering consultancy firm working with European multinational customers on production automation, simulation, modeling, and flow control.
o Grupo Ferrovial of Spain is one of Spain's largest engineering and construction companies. It provides housing and community development, toll road and car park management, plus telecommunications and environmental services.
o Coloplast of Denmark is the parent company of a group engaged in the development, manufacture and marketing of medical disposables for people with physical impairments. Products include ostomy bags and urine incontinence bags.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy. The U.S. gross domestic product contracted at an annual rate of 1.1% in the third quarter of 2001. The nation's unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the terror attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Central banks around the world have acted in unison to cut interest rates and inject liquidity into the markets. Moreover, stocks were favorably priced, and there was more than $2.2 trillion cash in money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (9/15/94)          6.76%
  5 Years                     0.15
  1 Year                    -41.77

CLASS B SHARES
 Inception (9/15/94)          6.91%
  5 Year                      0.28
  1 Year                    -41.59

CLASS C SHARES
 Inception (8/4/97)          -3.15%
  1 Year                    -39.65

In addition to returns as of fiscal year end, shown above, industry regulations require us to report average annual total returns (including sales charges) for periods ending 9/30/01 (the most recent quarter-end) which were: Class A shares, one year, -48.41%; five years, -1.07%; inception (9/15/94), 6.14%. Class B shares, one year -48.26%; five years, -0.95%; inception (9/15/94), 6.30%. Class C shares, one year, -46.54%; inception, -4.28%.

AS A RESULT OF RECENT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
9/15/94-10/31/01
(HYPO CHART)

================================================================================
FUND CLASS B       FUND, CLASS A   MSCI AC WORLD   MSCI AC WORLD FREE
09/94   10,000     9,525           10,000          10,000
10/94   10,210.2   9,734.75        10,020.1        10,015
         9,709.9   9,257.75         9,406.08        9,418
        10,789.5   10,305          10,275.1        10,317
        13,079     12,513.8        10,865.6        10,938
10/95   13,019.7   12,466.8        10,734.9        10,809
        13,407.1   12,855.7        11,617.7        11,742
        15,303.9   14,700.1        12,182.6        12,265
        14,570.6   14,011.7        11,786.5        11,883
10/96   15,635.5   15,062.3        12,411.5        12,523
        16,608.6   16,018.8        13,093.6        13,220
        15,363.5   14,833.2        13,435.8        13,553
        18,514.8   17,911.1        15,636          15,780
10/97   17,059.2   16,515.6        14,365.6        14,535
        16,336.2   15,836.6        15,088.2        15,279
        19,286.1   18,722.1        16,959.4        17,182
        18,292.4   17,784.6        16,924.7        17,164
10/98   15,573.5   15,165.8        16,197.7        16,427
        17,790.5   17,353          18,336.1        18,605
        17,851.5   17,430.9        19,519.8        19,773
        19,045.2   18,624.3        19,708.4        19,942
10/99   21,423.9   20,975          20,473.5        20,700
        30,065.1   29,481.9        21,685.1        21,876
        30,374.5   29,824.3        22,125.2        22,342
        28,985.2   28,492.9        21,636.8        21,837
10/00   26,473.7   26,063.6        20,648.4        20,863
        24,385.7   24,040.3        20,197.9        20,402
        20,002     19,733.4        18,507.2        18,698
        18,737.8   18,516.5        17,456.1        17,641
10/01   16,101.5   15,933.4        15,453          15,617

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares your fund to benchmark indexes, MSCI AC World Index and the MSCI AC World Free Index. It is intended to give you a general idea of how your fund compared to these indexes over the period 9/15/94-10/31/01. (Note that index performance is from 8/31/94-10/31/01.)It is important to understand the difference between your fund and an index.
    An index measures the performance of a hypothetical portfolio. A market index such as the MSCI AC World Index and the MSCI AC World Free Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.
    Beginning with this reporting period, performance of AIM Global Aggressive Growth Fund will be compared to the MSCI AC World Free Index. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Morgan Stanley no longer supports the MSCI AC World Index; a "free" index represents actual buyable opportunities for global investors. Because this is the first reporting period using the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
DOMESTIC COMMON STOCKS-35.32%

APPAREL RETAIL-1.62%

American Eagle Outfitters, Inc.(a)                 228,300   $    6,255,420
---------------------------------------------------------------------------
Genesco, Inc.(a)                                   166,600        3,040,450
---------------------------------------------------------------------------
Too Inc.(a)                                        365,000        9,712,650
===========================================================================
                                                                 19,008,520
===========================================================================

APPLICATION SOFTWARE-2.38%

Activision, Inc.(a)                                 91,200        3,296,880
---------------------------------------------------------------------------
Aspen Technology, Inc.(a)                          204,300        2,706,975
---------------------------------------------------------------------------
Citrix Systems, Inc.(a)                             51,700        1,209,780
---------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                    600,000       14,796,000
---------------------------------------------------------------------------
National Instruments Corp.(a)                      208,500        6,006,885
===========================================================================
                                                                 28,016,520
===========================================================================

BANKS-1.29%

Investors Financial Services Corp.                 160,000        8,464,000
---------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)               231,800        6,650,342
===========================================================================
                                                                 15,114,342
===========================================================================

BROADCASTING & CABLE TV-0.29%

Hispanic Broadcasting Corp.(a)                     205,300        3,440,828
===========================================================================

CASINOS & GAMING-0.43%

International Game Technology(a)                   100,000        5,105,000
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.35%

CDW Computer Centers, Inc.(a)                       90,000        4,144,500
===========================================================================

CONSTRUCTION & ENGINEERING-1.03%

Jacobs Engineering Group Inc.(a)                    89,900        5,892,046
---------------------------------------------------------------------------
Shaw Group Inc. (The)(a)                           225,000        6,187,500
===========================================================================
                                                                 12,079,546
===========================================================================

CONSUMER FINANCE-0.36%

AmeriCredit Corp.(a)                               274,000        4,247,000
===========================================================================

DATA PROCESSING SERVICES-1.32%

Concord EFS, Inc.(a)                               216,614        5,928,725
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                    180,000        6,694,200
---------------------------------------------------------------------------
Paychex, Inc.                                       90,900        2,914,254
===========================================================================
                                                                 15,537,179
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.67%

Apollo Group, Inc.-Class A(a)                      220,200        8,951,130
---------------------------------------------------------------------------
IMS Health Inc.                                    223,300        4,771,921
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                              150,000        5,857,500
===========================================================================
                                                                 19,580,551
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.48%

Eaton Vance Corp.                                  252,500        7,095,250
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Legg Mason, Inc.                                   150,000   $    6,316,500
---------------------------------------------------------------------------
SEI Investments Co.                                130,000        3,997,500
===========================================================================
                                                                 17,409,250
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.04%

Jabil Circuit, Inc.(a)                             135,100        2,864,120
---------------------------------------------------------------------------
Tektronix, Inc.(a)                                 164,500        3,240,650
---------------------------------------------------------------------------
Waters Corp.(a)                                    174,200        6,182,358
===========================================================================
                                                                 12,287,128
===========================================================================

EMPLOYMENT SERVICES-0.81%

Robert Half International Inc.(a)                  464,100        9,574,383
===========================================================================

ENVIRONMENTAL SERVICES-0.88%

Tetra Tech, Inc.(a)                                400,000       10,352,000
===========================================================================

FOOTWEAR-0.27%

Vans, Inc.(a)                                      219,100        3,146,276
===========================================================================

GAS UTILITIES-0.51%

Kinder Morgan, Inc.                                120,000        5,955,600
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.26%

Express Scripts, Inc.(a)                           267,200       10,939,168
---------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            142,400       12,274,880
---------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           316,200        8,126,340
---------------------------------------------------------------------------
McKesson Corp.                                     190,100        7,031,799
===========================================================================
                                                                 38,372,187
===========================================================================

HEALTH CARE FACILITIES-1.22%

Health Management Associates, Inc.-Class A(a)     452,500         8,819,225
---------------------------------------------------------------------------
Province Healthcare Co.(a)                         200,000        5,510,000
===========================================================================
                                                                 14,329,225
===========================================================================

INDUSTRIAL MACHINERY-0.25%

Danaher Corp.(a)                                    52,700        2,937,498
===========================================================================

INSURANCE BROKERS-0.04%

Brown & Brown, Inc.                                  7,500          430,500
===========================================================================

IT CONSULTING & SERVICES-1.20%

SunGard Data Systems Inc.(a)                       560,200       14,117,040
===========================================================================

MANAGED HEALTH CARE-1.15%

First Health Group Corp.(a)                        500,000       13,500,000
===========================================================================

MOVIES & ENTERTAINMENT-0.31%

Macrovision Corp.(a)                               150,000        3,691,500
===========================================================================

MULTI-LINE INSURANCE-0.53%

HCC Insurance Holdings, Inc.                       225,000        6,185,250
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

OIL & GAS DRILLING-0.93%

Patterson-UTI Energy, Inc.(a)                      500,000   $    9,010,000
---------------------------------------------------------------------------
Pride International, Inc.(a)                       147,700        1,899,422
===========================================================================
                                                                 10,909,422
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.64%

Hanover Compressor Co.(a)                          262,400        7,236,992
---------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          500,000        9,260,000
---------------------------------------------------------------------------
Varco International, Inc.(a)                       189,000        2,835,000
===========================================================================
                                                                 19,331,992
===========================================================================

PHARMACEUTICALS-0.79%

Medicis Pharmaceutical Corp.-Class A(a)            160,100        9,236,169
===========================================================================

RESTAURANTS-1.13%

CEC Entertainment Inc.(a)                          261,600       10,134,384
---------------------------------------------------------------------------
Starbucks Corp.(a)                                 185,000        3,167,200
===========================================================================
                                                                 13,301,584
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.36%

Lam Research Corp.(a)                              225,000        4,266,000
===========================================================================

SEMICONDUCTORS-2.57%

Alpha Industries, Inc.(a)                          310,200        7,221,456
---------------------------------------------------------------------------
Micrel, Inc.(a)                                    216,100        5,434,915
---------------------------------------------------------------------------
Microchip Technology Inc.(a)                       201,500        6,290,830
---------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                          130,000        2,657,200
---------------------------------------------------------------------------
Semtech Corp.(a)                                   229,500        8,663,625
===========================================================================
                                                                 30,268,026
===========================================================================

SPECIALTY CHEMICALS-0.60%

OM Group, Inc.                                     115,700        7,005,635
===========================================================================

SPECIALTY STORES-1.35%

AutoZone, Inc.(a)                                  110,000        6,438,300
---------------------------------------------------------------------------
Bed Bath and Beyond, Inc.                          117,200        2,937,032
---------------------------------------------------------------------------
Venator Group, Inc.(a)                             450,000        6,525,000
===========================================================================
                                                                 15,900,332
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.63%

Comverse Technology, Inc.(a)                       135,500        2,548,755
---------------------------------------------------------------------------
Polycom, Inc.(a)                                   356,900       10,699,862
---------------------------------------------------------------------------
Scientific-Atlanta, Inc.                           285,800        5,964,646
===========================================================================
                                                                 19,213,263
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.25%

Fastenal Co.                                        50,100        2,958,405
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.38%

American Tower Corp.-Class A(a)                    400,000        4,408,000
===========================================================================
    Total Domestic Common Stocks (Cost
      $425,273,731)                                             415,360,651
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-53.93%

AUSTRALIA-0.32%

ERG Ltd. (Electronic Equipment & Instruments)   11,378,000   $    3,777,644
===========================================================================

BELGIUM-1.98%

Omega Pharma S.A. (Health Care Supplies)           166,700        6,985,060
---------------------------------------------------------------------------
UCB S.A. (Pharmaceuticals)(a)                      427,600       16,289,143
===========================================================================
                                                                 23,274,203
===========================================================================

BRAZIL-1.18%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                        388,600        6,310,864
---------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-Pfd.
  (Integrated Oil & Gas)                           393,300        7,571,317
===========================================================================
                                                                 13,882,181
===========================================================================

CANADA-1.76%

CAE, Inc. (Aerospace/Defense)                      386,300        1,864,997
---------------------------------------------------------------------------
Onex Corp. (Electronic Equipment &
  Instruments)                                     872,700       11,233,534
---------------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas
  Drilling)(a)                                     300,100        7,655,978
===========================================================================
                                                                 20,754,509
===========================================================================

DENMARK-3.14%

Coloplast A.S.-Class B (Health Care
  Supplies)(a)                                     238,800       17,472,924
---------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                 509,200       12,994,116
---------------------------------------------------------------------------
Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                       204,700        6,436,757
===========================================================================
                                                                 36,903,797
===========================================================================

FRANCE-1.95%

Altran Technologies S.A. (IT Consulting &
  Services)                                        426,900       19,597,976
---------------------------------------------------------------------------
Silicon-On-Insulator Technologies (Electronic
  Equipment & Instruments)(a)                      250,000        3,330,555
===========================================================================
                                                                 22,928,531
===========================================================================

GERMANY-2.55%

Hugo Boss A.G.-Pfd. (Apparel & Accessories)     566,000           9,945,145
---------------------------------------------------------------------------
Medion A.G. (Distributors)                         256,200        8,971,057
---------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)     11,400           3,181,130
---------------------------------------------------------------------------
Wella A.G.-Pfd. (Personal Products)                174,400        7,927,801
===========================================================================
                                                                 30,025,133
===========================================================================

HONG KONG-1.76%

China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                   1,452,500        4,404,139
---------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)            7,482,000        7,865,844
---------------------------------------------------------------------------
Legend Holdings Ltd. (Computer Hardware)         8,866,000        3,722,655
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
HONG KONG-(CONTINUED)

Li & Fung Ltd. (Distributors)                    4,894,000   $    4,674,487
===========================================================================
                                                                 20,667,125
===========================================================================

INDIA-2.47%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)(a)                             790,200       19,675,980
---------------------------------------------------------------------------
Infosy Technologies Ltd. (IT Consulting &
  Services)(b)                                      90,024        5,466,909
---------------------------------------------------------------------------
Satyam Computer Services Ltd. (IT Consulting
  & Services)                                      617,000        1,803,815
---------------------------------------------------------------------------
Satyam Computer Services Ltd.-ADR (IT
  Consulting & Services)                           322,900        2,163,430
===========================================================================
                                                                 29,110,134
===========================================================================

IRELAND-1.18%

Anglo Irish Bank Corp. PLC (Banks)               2,254,800        6,839,948
---------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)             150,000        7,011,000
===========================================================================
                                                                 13,850,948
===========================================================================

ISRAEL-1.43%

Lumenis Ltd. (Health Care Equipment)(a)            300,200        5,973,980
---------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             256,660       10,805,386
===========================================================================
                                                                 16,779,366
===========================================================================

ITALY-0.45%

Bulgari S.p.A. (Apparel & Accessories)             696,900        5,332,174
===========================================================================

JAPAN-6.72%

Bellsystem24, Inc. (Diversified Commercial
  Services)                                         57,000       23,369,814
---------------------------------------------------------------------------
C & S Co., Ltd. (Food Retail)                      377,520       10,421,575
---------------------------------------------------------------------------
Crayfish Co., Ltd.-ADR (Internet Software &
  Services)(a)                                      37,390          354,831
---------------------------------------------------------------------------
Hokuto Corp. (Agricultural Products)               346,550       15,000,939
---------------------------------------------------------------------------
Net One Systems Co., Ltd. (IT Consulting &
  Services)(a)                                         574        8,719,699
---------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)         534,100       11,472,419
---------------------------------------------------------------------------
Yahoo Japan Corp. (Internet Software &
  Services)(a)                                         346        9,636,230
===========================================================================
                                                                 78,975,507
===========================================================================

MEXICO-4.04%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            474,600        7,119,000
---------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts., expiring
  12/13/02 (Construction Materials)(c)              16,212           21,076
---------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de
  C.V.-Class O (Banks)(a)                       11,940,000        9,037,067
---------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Brewers)     3,161,000        7,259,224
---------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.- Class L-ADR
  (Integrated Telecommunication Services)          198,600        6,764,316
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
MEXICO-(CONTINUED)

Tubos de Acero de Mexico S.A.-ADR (Oil & Gas
  Equipment & Services)(a)                         541,800   $    5,092,920
---------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                   5,637,400       12,168,275
===========================================================================
                                                                 47,461,878
===========================================================================

NETHERLANDS-2.46%

Fugro N.V. (Oil & Gas Equipment & Services)        116,500        5,951,229
---------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural Products)       432,000       15,768,468
---------------------------------------------------------------------------
Van der Moolen Holding N.V. (Diversified
  Financial Services)                              301,500        7,259,822
===========================================================================
                                                                 28,979,519
===========================================================================

NORWAY-0.77%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)(a)                                  288,900        5,180,912
---------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A (Oil & Gas
  Equipment & Services)(a)                         274,000        3,850,867
===========================================================================
                                                                  9,031,779
===========================================================================

PHILIPPINES-0.26%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                     28,033,600        3,021,909
===========================================================================

SINGAPORE-0.74%

Datacraft Asia Ltd. (Networking Equipment)       2,688,880        8,711,971
===========================================================================

SOUTH KOREA-1.11%

Korea Telecom Corp.-ADR (Integrated
  Telecommunication Services)                      274,500        5,720,580
---------------------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Semiconductors)                                  54,900        7,378,118
===========================================================================
                                                                 13,098,698
===========================================================================

SPAIN-4.39%

Grupo Dragados, S.A. (Construction &
  Engineering)                                   1,837,700       22,315,234
---------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                   1,006,200       18,658,057
---------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                       572,600       10,669,316
===========================================================================
                                                                 51,642,607
===========================================================================

SWEDEN-1.74%

Biacore International A.B. (Health Care
  Equipment)(a)                                    113,850        3,106,281
---------------------------------------------------------------------------
Getinge Industrier A.B.-Class B (Health Care
  Equipment)                                       899,911       12,403,139
---------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                       958,800        4,944,308
===========================================================================
                                                                 20,453,728
===========================================================================

SWITZERLAND-1.52%

Disetronic Holding AG (Health Care Equipment)        2,115        1,598,546
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
SWITZERLAND-(CONTINUED)

Synthes-Stratec Inc. (Health Care Equipment)        24,800   $   16,270,257
===========================================================================
                                                                 17,868,803
===========================================================================

TAIWAN-0.88%

Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                            5,830,592       10,309,163
===========================================================================

THAILAND-0.26%

Advanced Info Service Public Company Ltd.
  (Wireless Telecommunication Services)          3,240,000        3,007,381
===========================================================================

UNITED KINGDOM-8.87%

Aggreko PLC (Diversified Commercial Services)    2,051,800       10,271,081
---------------------------------------------------------------------------
Amey PLC (Diversified Commercial Services)       1,708,400        7,662,297
---------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)             1,750,900       12,185,927
---------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                      1,658,500       26,741,017
---------------------------------------------------------------------------
Matalan PLC (Apparel Retail)(a)                    361,600        1,904,851
---------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                        4,711,100       13,848,297
---------------------------------------------------------------------------
PizzaExpress PLC (Restaurants)                     273,500        3,074,075
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Serco Group PLC (Diversified Commercial
  Services)(a)                                     582,800   $    3,093,987
---------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)        2,767,900       15,577,702
---------------------------------------------------------------------------
St. James's Place Capital PLC (Life & Health
  Insurance)                                     1,117,700        5,188,462
---------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                         205,600        4,788,424
===========================================================================
                                                                104,336,120
===========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $648,630,642)                             634,184,808
===========================================================================

MONEY MARKET FUNDS-11.83%

STIC Liquid Assets Portfolio(d)                 69,563,948       69,563,948
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                         69,563,948       69,563,948
===========================================================================
    Total Money Market Funds (Cost
      $139,127,896)                                             139,127,896
===========================================================================
TOTAL INVESTMENTS-101.08% (Cost
  $1,213,032,269)                                             1,188,673,355
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.08%)                           (12,651,942)
===========================================================================
NET ASSETS-100.00%                                           $1,176,021,413
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $1,213,032,269)*                             $1,188,673,355
-------------------------------------------------------------
Foreign currencies, at value (cost
  $5,653,511)                                       5,638,016
-------------------------------------------------------------
Receivables for:
  Investments sold                                 12,012,616
-------------------------------------------------------------
  Capital stock sold                                  453,729
-------------------------------------------------------------
  Dividends                                         1,165,504
-------------------------------------------------------------
Investment for deferred compensation plan              61,747
-------------------------------------------------------------
Collateral for securities loaned                  115,648,547
-------------------------------------------------------------
Other assets                                           27,208
=============================================================
    Total assets                                1,323,680,722
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            26,709,558
-------------------------------------------------------------
  Capital stock reacquired                          3,158,186
-------------------------------------------------------------
  Deferred compensation plan                           61,747
-------------------------------------------------------------
  Collateral upon return of securities loaned     115,648,547
-------------------------------------------------------------
Accrued distribution fees                             965,097
-------------------------------------------------------------
Accrued directors' fees                                 1,449
-------------------------------------------------------------
Accrued transfer agent fees                           670,268
-------------------------------------------------------------
Accrued operating expenses                            444,457
=============================================================
    Total liabilities                             147,659,309
=============================================================
Net assets applicable to shares outstanding    $1,176,021,413
=============================================================

NET ASSETS:

Class A                                        $  563,827,722
_____________________________________________________________
=============================================================
Class B                                        $  583,933,291
_____________________________________________________________
=============================================================
Class C                                        $   28,260,400
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      44,828,759
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      48,789,139
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       2,359,810
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        12.58
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.58 divided by
      95.25%)                                  $        13.21
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        11.97
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        11.98
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $112,584,290 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,212,637)                                  $   9,108,590
------------------------------------------------------------
Dividends from affiliated money market funds       6,608,951
------------------------------------------------------------
Interest                                             276,198
------------------------------------------------------------
Security lending income                            2,320,511
============================================================
    Total investment income                       18,314,250
============================================================

EXPENSES:

Advisory fees                                     14,440,026
------------------------------------------------------------
Administrative services fees                         173,416
------------------------------------------------------------
Custodian fees                                     1,173,152
------------------------------------------------------------
Distribution fees -- Class A                       3,928,551
------------------------------------------------------------
Distribution fees -- Class B                       8,163,001
------------------------------------------------------------
Distribution fees -- Class C                         379,927
------------------------------------------------------------
Transfer agent fees -- Class A                     2,653,191
------------------------------------------------------------
Transfer agent fees -- Class B                     2,955,681
------------------------------------------------------------
Transfer agent fees -- Class C                       137,565
------------------------------------------------------------
Directors' fees                                       14,832
------------------------------------------------------------
Other                                              1,088,983
============================================================
    Total expenses                                35,108,325
============================================================
Less: Fees waived                                     (4,957)
------------------------------------------------------------
    Expenses paid indirectly                         (29,109)
============================================================
    Net expenses                                  35,074,259
============================================================
Net investment income (loss)                     (16,760,009)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         (141,749,972)
------------------------------------------------------------
  Foreign currencies                                (848,325)
============================================================
                                                (142,598,297)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (692,170,123)
------------------------------------------------------------
  Foreign currencies                                  11,241
============================================================
                                                (692,158,882)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                        (834,757,179)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(851,517,188)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (16,760,009)   $  (31,828,442)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (142,598,297)      463,678,841
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (692,158,882)      (36,883,831)
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (851,517,188)      394,966,568
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (201,308,981)      (51,990,426)
-----------------------------------------------------------------------------------------------
  Class B                                                        (218,184,705)      (58,426,813)
-----------------------------------------------------------------------------------------------
  Class C                                                          (9,633,290)       (1,135,421)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          64,597,208       112,191,153
-----------------------------------------------------------------------------------------------
  Class B                                                          71,798,372        84,244,285
-----------------------------------------------------------------------------------------------
  Class C                                                           6,642,905        38,282,689
===============================================================================================
    Net increase (decrease) in net assets                      (1,137,605,679)      518,132,035
===============================================================================================

NET ASSETS:

  Beginning of year                                             2,313,627,092     1,795,495,057
===============================================================================================
  End of year                                                 $ 1,176,021,413    $2,313,627,092
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 1,344,175,481    $1,218,746,808
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (124,227)         (108,263)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (143,605,635)      427,253,871
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (24,424,206)      667,734,676
===============================================================================================
                                                              $ 1,176,021,413    $2,313,627,092
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


   AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is above-average long-term growth of capital. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service.

GLOBAL AGGRESSIVE GROWTH FUND

   Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $16,744,045, undistributed net realized gains increased by $865,767 and paid in capital decreased by $17,609,812 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $138,223,796 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $4,957.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $173,416 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $3,169,885 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $3,928,551, $8,163,001 and $379,927, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $235,749 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $114,760 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $5,736 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $29,109 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $29,109.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $112,584,290 were on loan to brokers. The loans were secured by cash collateral of $115,648,547 received by the Fund and invested in affiliated money market funds as follows:
$57,824,273 in STIC Liquid Assets Portfolio and $57,824,274 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $2,320,511 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,306,856,302 and $1,483,128,037, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 145,687,355
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (175,428,107)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                  $ (29,740,752)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,218,414,107.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      39,018,701    $ 612,509,848     18,396,903    $ 547,555,973
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,311,795       37,138,541      6,080,280      181,657,597
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,060,678       16,872,704      1,805,060       53,447,289
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      10,348,387      190,616,587      1,995,404       49,763,525
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      11,471,372      202,004,337      2,238,791       54,178,748
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         509,053        8,969,519         42,452        1,027,748
==========================================================================================================================
Reacquired:
  Class A                                                     (47,208,581)    (738,529,227)   (16,549,844)    (485,128,345)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,394,193)    (167,344,506)    (5,346,711)    (151,592,060)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,247,194)     (19,199,318)      (574,953)     (16,192,348)
==========================================================================================================================
                                                                4,870,018    $ 143,038,485      8,087,382    $ 234,718,127
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         CLASS A
                                               ------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------------------
                                                 2001       2000(a)      1999(a)     1998(a)      1997(a)
                                               --------    ----------    --------    --------    ----------
Net asset value, beginning of period           $  25.87    $    21.95    $  15.87    $  17.28    $    15.76
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.13)        (0.28)      (0.17)      (0.10)        (0.15)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (8.42)         5.56        6.25       (1.31)         1.67
===========================================================================================================
    Total from investment operations              (8.55)         5.28        6.08       (1.41)         1.52
===========================================================================================================
Less distributions from net realized gains        (4.74)        (1.36)         --          --            --
===========================================================================================================
Net asset value, end of period                 $  12.58    $    25.87    $  21.95    $  15.87    $    17.28
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                  (38.87)%       24.27%      38.31%      (8.16)%        9.65%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $563,828    $1,103,740    $852,198    $937,587    $1,242,505
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets            1.87%(c)       1.65%      1.80%       1.75%         1.75%
===========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.75)%(c)      (0.96)%    (0.95)%    (0.55)%       (0.88)%
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                              87%           62%         60%         50%           57%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $785,710,258.

                                                                         CLASS B
                                               ------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------------------
                                                 2001       2000(a)      1999(a)     1998(a)      1997(a)
                                               --------    ----------    --------    --------    ----------
Net asset value, beginning of period           $  24.98    $    21.35    $  15.52    $  17.00    $    15.58
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.21)        (0.42)      (0.27)      (0.19)        (0.24)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (8.06)         5.41        6.10       (1.29)         1.66
===========================================================================================================
    Total from investment operations              (8.27)         4.99        5.83       (1.48)         1.42
===========================================================================================================
Less distributions from net realized gains        (4.74)        (1.36)         --          --            --
===========================================================================================================
Net asset value, end of period                 $  11.97    $    24.98    $  21.35    $  15.52    $    17.00
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                  (39.19)%       23.56%      37.56%      (8.71)%        9.11%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $583,933    $1,158,979    $926,972    $947,293    $1,241,999
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets            2.39%(c)       2.19%      2.37%       2.32%         2.30%
===========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.27)%(c)      (1.50)%    (1.52)%    (1.11)%       (1.44)%
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                              87%           62%         60%         50%           57%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(C)  Ratios are based on average daily net assets of $816,300,085.

                                                                            CLASS C
                                               ------------------------------------------------------------------
                                                                                               AUGUST 4, 1997
                                                        YEAR ENDED OCTOBER 31,             (DATE SALES COMMENCED)
                                               ----------------------------------------        TO OCTOBER 31,
                                                2001      2000(a)    1999(a)    1998(a)           1997(a)
                                               -------    -------    -------    -------    ----------------------
Net asset value, beginning of period           $ 24.99    $ 21.35    $ 15.52    $ 17.00            $18.39
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.21)     (0.42)     (0.27)     (0.19)            (0.04)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (8.06)      5.42       6.10      (1.29)            (1.35)
=================================================================================================================
    Total from investment operations             (8.27)      5.00       5.83      (1.48)            (1.39)
=================================================================================================================
Less distributions from net realized gains       (4.74)     (1.36)        --         --                --
=================================================================================================================
Net asset value, end of period                 $ 11.98    $ 24.99    $ 21.35    $ 15.52            $17.00
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                 (39.17)%    23.61%     37.56%     (8.71)%            7.56%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $28,260    $50,908    $16,325    $13,186            $4,676
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets           2.39%(c)    2.19%     2.37%      2.34%             2.36%(d)
=================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.28)%(c)   (1.50)%   (1.52)%   (1.13)%           (1.50)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                             87%        62%        60%        50%               57%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(C)  Ratios are based on average daily net assets of $37,992,693.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Directors and Shareholders of AIM Global Aggressive Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

BOARD OF DIRECTORS                                  OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                    Robert H. Graham                        11 Greenway Plaza
Chairman, President and                             Chairman and President                  Suite 100
Chief Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                         Carol F. Relihan
                                                    Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                           Gary T. Crum                            A I M Advisors, Inc.
                                                    Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                           Suite 100
Director                                            Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                        Vice President and Treasurer
Formerly Director, President, and                                                           TRANSFER AGENT
Chief Executive Officer                             Robert G. Alley
COMSAT Corporation                                  Vice President                          A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Owen Daly II                                        Melville B. Cox                         Houston, TX 77210-4739
Formerly, Director                                  Vice President
Cortland Trust, Inc.                                                                        CUSTODIAN
                                                    Edgar M. Larsen
Albert R. Dowden                                    Vice President                          State Street Bank and Trust Company
Chairman, The Cortland Trust, Inc.                                                          225 Franklin Street
and DHJ Media, Inc.; and                            Mary J. Benson                          Boston, MA 02110
Director, Magellan Insurance Company,               Assistant Vice President and
Formerly Director, President and                    Assistant Treasurer                     COUNSEL TO THE FUND
Chief Executive Officer,
Volvo Group North America, Inc.; and                Sheri Morris                            Ballard Spahr
Senior Vice President, AB Volvo                     Assistant Vice President and            Andrews & Ingersoll, LLP
                                                    Assistant Treasurer                     1735 Market Street
Edward K. Dunn Jr.                                                                          Philadelphia, PA 19103
Formerly, Chairman, Mercantile Mortgage Corp.;
Vice Chairman and President,                                                                COUNSEL TO THE DIRECTORS
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
Jack M. Fields                                                                              New York, NY 10022
Chief Executive Officer
Twenty First Century Group, Inc.;                                                           DISTRIBUTOR
Formerly Member
of the U.S. House of Representatives                                                        A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
Carl Frischling                                                                             Suite 100
Partner                                                                                     Houston, TX 77046
Kramer, Levin, Naftalis & Frankel LLP
                                                                                            AUDITORS
Prema Mathai-Davis
Member, Visiting Committee,                                                                 PricewaterhouseCoopers LLP
Harvard University Graduate                                                                 1201 Louisiana, Suite 2900
School of Education, New School University;
Formerly Chief Executive Officer,                                                           Houston, TX 77002
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $429,126,976 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
       MORE AGGRESSIVE                           MORE AGGRESSIVE                       1976 and managed approximately $141 billion
                                                                                       in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)           AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)             AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)           AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                      AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                     AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                    AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                       AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends              AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                        AIM Global Growth                             an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                     AIM Worldwide Spectrum                        subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                           AIM Global Trends                             world's largest independent financial
AIM Small Cap Equity                     AIM International Value(3)                    services companies with $361 billion in
AIM Capital Development                                                                assets under management as of September 30,
AIM Charter                                    MORE CONSERVATIVE                       2001.
AIM Mid Cap Equity
AIM Select Equity(2)                     SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                      MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                          AIM New Technology
AIM Large Cap Basic Value                AIM Global Telecommunications and Technology
AIM Balanced                             AIM Global Energy(4)
AIM Basic Balanced                       AIM Global Infrastructure
                                         AIM Global Financial Services
    MORE CONSERVATIVE                    AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate(5)

                                               MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                                GLA-AR-1